UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 SOUTH VAN BUREN AVENUE BARBERTON, OHIO	44203
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 14, 2019, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Babcock & Wilcox Enterprises, Inc. (the “Company”), the stockholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Babcock & Wilcox Enterprises, Inc. Amended and Restated 2015 Long-Term Incentive Plan (amended and restated as of June 14, 2019) (the “Fourth Amended and Restated 2015 LTIP”). The Fourth Amended and Restated 2015 LTIP became effective upon such stockholder approval.
The Fourth Amended and Restated 2015 LTIP amends and restates in its entirety the Babcock & Wilcox Enterprises, Inc. Amended and Restated 2015 Long-Term Incentive Plan (amended and restated as of November 2, 2018) (the “Third Amended and Restated 2015 LTIP”). The Fourth Amended and Restated 2015 LTIP, among other immaterial changes, increases the number of shares available for awards by 17,000,000 shares to a total of 29,271,731 shares of the Company’s common stock, subject to adjustment as provided under the plan document, including as further discussed below. The increase in the maximum number of shares available for awards will allow the Company to establish the previously announced equity pool of 16,666,666 shares of its common stock for issuance for long-term incentive planning purposes.
The terms and conditions of the Fourth Amended and Restated 2015 LTIP, to the extent they differ from the terms and conditions of either the Third Amended and Restated 2015 LTIP or the prior version of such plans document, do not apply to or otherwise impact previously granted or outstanding awards under such plan versions. Instead, outstanding awards under such prior plan versions will continue in effect in accordance with their terms. The description of the Fourth Amended and Restated 2015 LTIP is qualified in its entirety by reference to the full text of the Fourth Amended and Restated 2015 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 14, 2019, the Company also amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to make the following changes:

•	Increase the authorized number of shares of the Company’s common stock from 200,000,000 shares to 500,000,000 shares, and

•
Renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to B. Riley Financial, Inc., Vintage Capital Management, LLC, or their respective directors, officers, shareholders, or employees.

These descriptions of the amendments to the Certificate of Incorporation are qualified in their entirety by reference to the full text of the Certificate of Amendment to the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
As described above, the Company held the Annual Meeting on June 14, 2019. The final voting results for the following proposals submitted for a vote of stockholders at the Annual Meeting are set forth below.
Proposal 1:
The approval of amendments to the Certificate of Incorporation to declassify the Board and provide for annual elections of all directors beginning in 2021, did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
128,229,497	763,207	176,084	25,667,609

Proposal 2:
The election of Henry E. Bartoli, Cynthia S. Dubin, and Kenneth Siegel to serve as Class I directors of the Company to serve until the Company’s 2021 annual meeting of stockholders was contingent upon the approval of Proposal 1 to declassify the Board. Since Proposal 1 was not approved at the Annual Meeting, Proposal 2 was deemed null and void.
Proposal 3:
As Proposal 1 was not approved, the stockholders elected Henry E. Bartoli, Cynthia S. Dubin, and Kenneth Siegel to serve as Class I directors of the Company, to serve until the Company’s 2022 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Henry E. Bartoli	95,011,086	34,157,702	25,667,609
Cynthia S. Dubin	95,903,664	33,265,124	25,667,609
Kenneth Siegel	95,913,898	33,254,890	25,667,609
Proposal 4:
The approval of amendments to the Certificate of Incorporation to remove provisions that require the affirmative vote of holders of at least 80% of the voting power to approve certain amendments to the Certificate of Incorporation and the Company’s Amended and Restated Bylaws did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
88,940,336	9,384,111	30,844,341	25,667,609
Proposal 5:
The stockholders approved the amendments to the Certificate of Incorporation to increase the number of authorized shares of the Company common stock from 200,000,000 to 500,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
95,345,518	3,233,752	30,589,518	25,667,609
Proposal 6:
The stockholders approved the Equitization Transactions (as defined and described in the Company’s Proxy Statement for the Annual Meeting filed on May 14, 2019, as subsequently supplemented). The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
96,128,171	2,157,249	30,883,368	25,667,609
Proposal 7:
The stockholders approved the amendment to the Certificate of Incorporation to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to B. Riley

Financial, Inc., Vintage Capital Management, LLC, or their respective directors, officers, shareholders, or employees. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
95,895,739	32,629,786	643,263	25,667,609
Proposal 8:
The stockholders approved the amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock. The voting results were as follows:

Votes For	Votes Against	Abstain
121,048,862	3,066,598	30,720,937
Proposal 9:
The stockholders approved the Company’s Fourth Amended and Restated 2015 LTIP. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
92,497,817	5,917,330	30,753,641	25,667,609
Proposal 10:
The stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstain
123,390,751	565,646	30,880,000
Proposal 11:
The stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
95,753,147	2,121,308	31,294,333	25,667,609
Item 7.01. Regulation FD Disclosure.
On June 17, 2019, the Company issued a press release announcing the approval by the Board of a rights offering to raise proceeds of up to $50 million. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit no.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Babcock & Wilcox Enterprises, Inc., as filed with the Secretary of State of the State of Delaware on June 14, 2019.
10.1
Babcock & Wilcox Enterprises, Inc. Amended and Restated 2015 Long-Term Incentive Plan (Amended and Restated as of June 14, 2019) (incorporated by reference to Appendix G to the Babcock & Wilcox Enterprises, Inc. Definitive Proxy Statement filed with the Securities and Exchange Commission on May 13, 2019).

99.1	Press Release dated June 17, 2019
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

June 17, 2019	By:	/s/ J. André Hall
J. André Hall
Senior Vice President, General Counsel and Corporate Secretary